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                                                                  Exhibit 10.19

                           AMENDMENT NUMBER ONE TO THE
                               T.A. KYSER COMPANY
                         EMPLOYEE STOCK OWNERSHIP TRUST

               (As Amended and Restated, Effective March 17, 1997)

         T.A. Kyser Co., a corporation organized under the laws of the State of Nevada (hereinafter referred to as "Company"), makes this Amendment Number One to the T.A. Kyser Company Employee Stock Ownership Trust (As Amended and Restated, Effective March 17, 1997) (hereinafter referred to as "Trust"). It is intended that this Amendment Number One and the Trust (which is a part of the T.A. Kyser Company Employee Stock Ownership Plan [As Amended and Restated, Effective March 17, 1997], as amended) qualify under Sections 401(a) and 4975(e)(7) of the Internal Revenue Code of 1986, as amended ("Code"), and
Section 407(d)(6) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). It is also intended that the T.A. Kyser Company Employee Stock Ownership Trust (As Amended and Restated, Effective March 17, 1997) be exempt from tax under Section 501(a) of the Code. Amendment Number One and the Trust shall be interpreted whenever possible, to comply with the terms of the Code, ERISA and all formal regulations and rulings.

                                   WITNESSETH:

         WHEREAS, the Company (formerly known as "Kyser Company") established the Kyser Company Employee Stock Ownership Trust on July 5, 1989, effective August 1, 1988;

         WHEREAS, the Kyser Company Employee Stock Ownership Trust was amended by Amendment Number 1 on October 25, 1990, which was effective October 25, 1990;

         WHEREAS, Kyser Company subsequently changed its name to "T.A. Kyser
Co.;"

         WHEREAS, the Kyser Company Employee Stock Ownership Plan was amended by Amendment Number 2 on October 31, 1990, which was effective October 31, 1990;

         WHEREAS, the Company amended and substituted the T.A. Kyser Company Employee Stock Ownership Plan, in restated form, on July 2, 1997, effective March 17, 1997, known as the T.A. Kyser Company Employee Stock Ownership Trust (As Amended and Restated, Effective March 17, 1997);

         WHEREAS, the Company continued, in a separate instrument, the T.A. Kyser Company Employee Stock Ownership Plan (As Amended and Restated, Effective March 17, 1997) which is and becomes a part of the T.A. Kyser Company Employee Stock Ownership Trust (As Amended and Restated, Effective March 17, 1997);

         WHEREAS, the Company desires to adopt Amendment Number One to the Trust to be effective simultaneously upon the Effective Time (as defined in Section
1.12 of the Agreement and Plan of Merger and Reorganization among METRON TECHNOLOGY B.V., a Netherlands corporation, Metron Acquisition Sub, Inc., and the Company) (referred to herein as the "Kyser Effective Date") to clarify certain provisions of the Trust as a result of the Trust owning stock of METRON TECHNOLOGY B.V. governed by the laws of the Netherlands;


                                       1.
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         WHEREAS, Section 8.01 of the Trust authorizes the Company to make amendments to the Plan; and

         NOW, THEREFORE, in consideration of the above premises, the Company hereby amends the Trust in accordance with this Amendment Number One. Amendment Number One is hereby adopted as an appendix to the Trust to be effective on the Kyser Effective Date.

         1. Section 2.04 of the Trust entitled "General Powers" is hereby amended by deleting the existing Section 2.04(a) in its entirety and by substituting the following new Section 2.04(a) in its stead, as follows:

                  "(a) Notwithstanding Sections 2.02, 2.03 and 2.09 herein and
         Article III herein, the Trustee has the sole authority and power to invest the Trust Fund primarily in Employer Securities and to invest or reinvest the Trust Fund in any common or preferred stocks, Deeds of Issuance, open-end or closed-end mutual funds, put and call options traded on a national exchange, United States retirement plan bonds, corporate bonds, debentures, convertible debentures, commercial paper, U.S. Treasury bills, U.S. Treasury notes and other direct or indirect obligations of the United States Government or its agencies, improved or unimproved real estate situated in the United States, limited partnerships, limited liability companies, insurance contracts of any type, mortgages, notes or other property of any kind, real or personal, and to buy or sell options on common stock on a nationally recognized exchange with or without holding the underlying common stock, to buy and sell commodities, commodity options and contracts for the future delivery of commodities, to exchange Employer Securities for stock of another company (specifically, Deed of Issuances of METRON TECHNOLOGY B.V. [or its successor]), and to make any other investments the Trustee deems appropriate, as a prudent man would do under like circumstances with due regard for the purposes of the Plan. Any investment made or retained by the Trustee in good faith is proper but must be of a kind (with the exception of Employer Securities) constituting a diversification considered by law suitable for trust investments;"

         2. Section 2.04 of the Trust entitled "General Powers" is hereby amended by adding the following language as the last sentence to the existing
Section 2.04(h), as follows:

                  "Any transfer of Employer Securities may be effected only in accordance with the applicable requirements of Dutch law and the provisions of the Articles of Association of the Company;"

         3. Section 2.09 of the Trust entitled "Trustee Directions" is hereby amended by deleting the existing Section 2.09 in its entirety and by substituting the following new Section 2.09 in its stead, as follows:

                  "Sec. 2.09. TRUSTEE DIRECTIONS. All decisions, determinations, directions, interpretations, and applications (collectively referred to as "determination") of the Trust by the Trustee shall be final and binding upon all persons, including (but not limited to) the Company, ESOP Committee, and all Participants and Beneficiaries unless such determination is in violation of ERISA or any federal or state laws or the applicable


                                       2.
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         provisions of Dutch law and the Articles of Association
         of METRON TECHNOLOGY B.V. (or such other Dutch B.V. company)."

         4. Section 3.05 of the Trust entitled "Put Option" is hereby amended by adding the following language as the last sentence to the existing
Section 3.05, as follows:

                  "No repurchase of shares of METRON TECHNOLOGY B.V. (or of another Dutch B.V. company) shall be effected other than in compliance with the applicable provisions of Dutch law and the Articles of Association of METRON TECHNOLOGY B.V. (or such other Dutch B.V. company)."

         5. Section 8.01 of the Trust entitled "Amendment" is hereby amended by deleting all reference to "Company" and by substituting "Company and Employer" in its stead.

         6. Section 10.08 of the Trust entitled "Governing Laws and Severability" is hereby amended by deleting the first sentence and substituting the following new first sentence in its stead, as follows:

                  "The Company, Employer, and Trustee agree (i) the Trust shall be construed and administered according to the laws of the State of Texas to the extent that such laws are not preempted by the laws of the United States of America, (ii) expressly and irrevocably consent and submit to the jurisdiction of each state and federal court located in Dallas County, Texas (and each appellate court located in the State of Texas) in connection with any such legal proceeding, and (iii) each such state and federal court located in the State of Texas shall be deemed to be a convenient forum."

         IN ALL OTHER RESPECTS, the Trust is hereby ratified and confirmed.


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         IN WITNESS WHEREOF, the Trustee, Company and METRON TECHNOLOGY B.V.
have executed this Amendment Number One to the Trust in multiple copies on this 13th day of July, 1998, to be effective as of the Kyser Effective Date.

                                     TRUSTEE:


                                     By: \s\ Colin M. Anderson
                                        ---------------------------------------
                                             Colin M. Henderson, Individually


                                     COMPANY:

                                     T.A- KYSER CO.

                                     By: \s\ C. Garry Hendricks
                                        ---------------------------------------
                                             C. Garry Hendricks, Chief Executive
                                             Officer


                                     METRON TECHNOLOGY B.V-

                                     By: \s\ Ed Segal
                                        ---------------------------------------
                                     Name: Ed Segal
                                          -------------------------------------
                                     Title: Managing Director
                                           ------------------------------------


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